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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): November 2, 2001


                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)

         Georgia                      1-14174                    58-2210952
(State or Other Jurisdiction    (Commission File No.)           (IRS Employer
      of Incorporation)                                      Identification No.)

      817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia  30308
          (Address of Principal Executive Offices)              (Zip Code)




                                (404) 584-9470
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

99 Materials to be presented at the AGL Resources Inc. 2001 Analyst Conference to be held on November 2, 2001

Item 9.    Regulation FD Disclosure

      See the materials attached as Exhibit 99, which will be discussed at the AGL Resources Inc. 2001 Analyst Conference to be held on November 2, 2001.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AGL RESOURCES INC.
                                           (Registrant)


                                            /s/ Richard T. O'Brien
                                           -----------------------------------
                                           Richard T. O'Brien
                                           Executive Vice President and
                                           Chief Financial Officer

Date:  November 2, 2001
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                                 EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------

  99 Materials to be presented at the AGL Resources Inc. 2001 Analyst Conference to be held on November 2, 2001